                                                                  EXHIBIT 4.2.17
                                                                  --------------

                             SCHEDULE OF AGREEMENTS
                SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
         TO AGREEMENTS FILED AS EXHIBITS 4.2.2, 4.2.3, 4.2.4 AND 4.2.11
             PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

     In addition to the agreement filed as Exhibit 4.2.2 to this filing, Ventas Finance I, LLC has executed and delivered an Assignment of Leases and Rents, dated as of December 12, 2001, by Ventas Finance I, LLC, as Assignor, to Merrill Lynch Mortgage Lending, Inc., as Assignee, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreements filed as Exhibit 4.2.2 to this filing, except for immaterial differences relating to recording, mortgage and other similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items and relating to site or state-specific legal requirements, remedies and other matters.

FACILITY
   NO.    FACILITY NAME AND ADDRESS
--------  ----------------------------------------------------------------------

   150 Nob Hill Healthcare Center, 1359 Pine Street, San Francisco, California (San Francisco County)
   167 Canyonwood Nursing & Rehabilitation Center, 2120 Benton Drive, Redding, California (Shasta County)
   335 Lawton Healthcare Center, 1575 - 7/th/ Avenue, San Francisco, California (San Francisco County)
   660 Savannah Specialty Care Center, 11800 Abercorn Street, Savannah, Georgia (Chatham County)
   221 Lewiston Rehabilitation and Care Center, 3315 8/th/ Street, Lewiston, Idaho (Nez Perce County
   112 Royal Oaks Healthcare and Rehabilitation Center, 3500 Maple Avenue, Terre Haute, Indiana (Vigo County)
   113 Southwood Health and Rehabilitation Center, 2222 Margaret Avenue, Terre Haute, Indiana (Vigo County)
   286 Columbia Healthcare Facility, 621 West Columbia Street, Evansville, Indiana (Vanderburgh County)
   406 Muncie Health Care and Rehabilitation, 4301 North Walnut Street, Muncie, Indiana (Delaware County)
   280 Winchester Centre for Health/Rehabilitation, 200 Glenway Road, Winchester, Kentucky (Clark County)
   501 Blue Hills Alzheimer's Care Center, 1044 Park Street, Stoughton, Massachusetts (Norfolk County)
   528 Westridge Healthcare Center, 121 Northboro Road, Marlborough, Massachusetts (Middlesex County)
   529 Bolton Manor Nursing Home, 400 Bolton Street, Marlborough, Massachusetts (Middlesex County)

FACILITY
   NO.    FACILITY NAME AND ADDRESS
--------  ----------------------------------------------------------------------

   537 Quincy Rehabilitation and Nursing Center, 11 McGrath Highway, Quincy, Massachusetts (Norfolk County)
   573 Eagle Pond Rehabilitation and Living Center, One Love Lane, South Dennis, Massachusetts (Barnstable County)
   581 Blueberry Hill Healthcare, 75 Brimbal Avenue, Beverly, Massachusetts (Essex County)
   588 Walden Rehabilitation and Nursing Center, 785 Main Street, Concord, Massachusetts (Middlesex County)
   591 Dover Rehabilitation and Living Center, 307 Plaza Drive, Dover, New Hampshire (Strafford County)
   593 Hanover Terrace Healthcare, 53 Lyme Road, Hanover, New Hampshire (Hanover County
   137 Sunnybrook Healthcare and Rehabilitation Specialists, 25 Sunnybrook Road, Raleigh, North Carolina (Wake County)
   138 Blue Ridge Rehabilitation and Healthcare Center, 91 Victoria Road, Asheville, North Carolina (Buncombe County)
   188 Cypress Pointe Rehabilitation and Healthcare Center, 2006 South 16/th/ Street, Wilmington, North Carolina (New Hanover County)
   190 Winston-Salem Rehabilitation and Healthcare Center, 1900 West First Street, Winston-Salem, North Carolina (Forsyth County)
   704 Guardian Care of Roanoke Rapids, 305 Fourteenth Street, Roanoke Rapids, North Carolina (Halifax County)
   707 Rehabilitation and Nursing Center of Monroe, 1212 Sunset Drive, Monroe, North Carolina (Union County)
   724 Rehabilitation and Health Center of Gastonia, 416 North Highland Street, Gastonia, North Carolina (Gaston County)
   560 Franklin Woods Health Care Center, 2770 Clime Road, Columbus, Ohio (Franklin County)
   572 Winchester Place Nursing and Rehabilitation Center, 36 Lehman Drive, Canal Winchester, Ohio (Franklin County)
   635 Coshocton Health and Rehabilitation Center, 100 South Whitewoman Street, Coshocton, Ohio (Coshocton County)
   884 Masters Health Care Center, 278 Dry Valley Road, Algood, Tennessee (Putnam County)
   247 St. George Care and Rehabilitation Center, 1032 East 100/th/ South Street, St. George, Utah (Washington County)
   655 Federal Heights Rehabilitation and Nursing Center, 41 South Ninth East, Salt Lake City, Utah (Salt Lake County)
825; 829 Nansemond Pointe Rehabilitation and Healthcare Center, 200 Constance Road, Suffolk, Virginia (City of Suffolk, Virginia), and River Pointe Rehabilitation and Healthcare Center, 4142 Bonney Road, Virginia Beach, Virginia (City of Virginia Beach, Virginia)

FACILITY
   NO.    FACILITY NAME AND ADDRESS
--------  ----------------------------------------------------------------------

   165 Rainier Vista Care Center, 920 12/th/ Avenue, S.E., Puyallup, Washington (Pierce County)
   180 Vancouver Healthcare Center, 400 East 33/rd/ Street, Vancouver, Washington (Clark County)
   775 Sheridan Medical Complex, 8400 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
   776 Woodstock Health and Rehabilitation Center, 3415 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
   482 Wind River Healthcare and Rehabilitation Center, 1002 Forest Drive, Riverton, Wyoming (Fremont County)
   483 Sage View Care Center, 1325 Sage Street, Rock Springs, Wyoming (Sweetwater County)

     In addition to the agreement filed as Exhibit 4.2.3 to this filing, Ventas Finance I, LLC has executed and delivered a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of December 12, 2001, by Ventas Finance I, LLC, as Trustor, to First American Title Insurance Company, as Trustee, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Beneficiary, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreements filed as Exhibit 4.2.3 to this filing, except for immaterial differences relating to recording, mortgage and other similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items and relating to site or state-specific legal requirements, remedies and other matters.

FACILITY
   NO.    FACILITY NAME AND ADDRESS
--------  ----------------------------------------------------------------------

   150 Nob Hill Healthcare Center, 1359 Pine Street, San Francisco, California (San Francisco County)
   167 Canyonwood Nursing & Rehabilitation Center, 2120 Benton Drive, Redding, California (Shasta County)
   335 Lawton Healthcare Center, 1575 - 7/th/ Avenue, San Francisco, California (San Francisco County)
   221 Lewiston Rehabilitation and Care Center, 3315 8/th/ Street, Lewiston, Idaho (Nez Perce County)
   137 Sunnybrook Healthcare and Rehabilitation Specialists, 25 Sunnybrook Road, Raleigh, North Carolina (Wake County)
   138 Blue Ridge Rehabilitation and Healthcare Center, 91 Victoria Road, Asheville, North Carolina (Buncombe County)
   188 Cypress Pointe Rehabilitation and Healthcare Center, 2006 South 16/th/ Street, Wilmington, North Carolina (New Hanover County)
   190 Winston-Salem Rehabilitation and Healthcare Center, 1900 West First Street, Winston-Salem, North Carolina (Forsyth County)
   704 Guardian Care of Roanoke Rapids, 305 Fourteenth Street, Roanoke Rapids, North Carolina (Halifax County)
   707 Rehabilitation and Nursing Center of Monroe, 1212 Sunset Drive, Monroe, North Carolina (Union County)
   724 Rehabilitation and Health Center of Gastonia, 416 North Highland Street, Gastonia, North Carolina (Gaston County)
   884 Masters Health Care Center, 278 Dry Valley Road, Algood, Tennessee (Putnam County)/1/

____________________________
/1/ The trustee for this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is Rhonda C. Bundy, c/o First American Title Insurance Company.

FACILITY
   NO.    FACILITY NAME AND ADDRESS
--------  ----------------------------------------------------------------------

   247 St. George Care and Rehabilitation Center, 1032 East 100/th/ South Street, St. George, Utah (Washington County)
   655 Federal Heights Rehabilitation and Nursing Center, 41 South Ninth East, Salt Lake City, Utah (Salt Lake County)
825; 829 Nansemond Pointe Rehabilitation and Healthcare Center, 200 Constance Road, Suffolk, Virginia (City of Suffolk, Virginia), and River Pointe Rehabilitation and Healthcare Center, 4142 Bonney Road, Virginia Beach, Virginia (City of Virginia Beach, Virginia)/2/
   165 Rainier Vista Care Center, 920 12/th/ Avenue, S.E., Puyallup, Washington (Pierce County)
   180 Vancouver Healthcare Center, 400 East 33/rd/ Street, Vancouver, Washington (Clark County)

___________________________
/2/ The trustee for this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is James W. DeBoer c/o First American Title Insurance Agency.

         In addition to the agreement filed as Exhibit 4.2.4 to this filing, Ventas Finance I, LLC has executed and delivered a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing [or similarly titled document] dated as of December 12, 2001, by Ventas Finance I, LLC, as Mortgagor, to Merrill Lynch Mortgage Lending, Inc., as Mortgagee, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the respective agreements filed as
Exhibit 4.2.4 to this filing, except for immaterial differences relating to recording, mortgage and other similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items and relating to site or state-specific legal requirements, remedies and other matters.

FACILITY
  NO.       FACILITY NAME AND ADDRESS
------      ------------------------------------------------------------

  660 Savannah Specialty Care Center, 11800 Abercorn Street, Savannah, Georgia (Chatham County)/3/
  112 Royal Oaks Healthcare and Rehabilitation Center, 3500 Maple Avenue, Terre Haute, Indiana (Vigo County)
  113 Southwood Health and Rehabilitation Center, 2222 Margaret Avenue, Terre Haute, Indiana (Vigo County)
  286 Columbia Healthcare Facility, 621 West Columbia Street, Evansville, Indiana (Vanderburgh County)
  406 Muncie Health Care and Rehabilitation, 4301 North Walnut Street, Muncie, Indiana (Delaware County)
  280 Winchester Centre for Health/Rehabilitation, 200 Glenway Road, Winchester, Kentucky (Clark County)
  501 Blue Hills Alzheimer's Care Center, 1044 Park Street, Stoughton, Massachusetts (Norfolk County)
  528 Westridge Healthcare Center, 121 Northboro Road, Marlborough, Massachusetts (Middlesex County)
  529 Bolton Manor Nursing Home, 400 Bolton Street, Marlborough, Massachusetts (Middlesex County)
  537 Quincy Rehabilitation and Nursing Center, 11 McGrath Highway, Quincy, Massachusetts (Norfolk County)
  573 Eagle Pond Rehabilitation and Living Center, One Love Lane, South Dennis, Massachusetts (Barnstable County)
  581 Blueberry Hill Healthcare, 75 Brimbal Avenue, Beverly, Massachusetts (Essex County)
  588 Walden Rehabilitation and Nursing Center, 785 Main Street, Concord, Massachusetts (Middlesex County)
  591 Dover Rehabilitation and Living Center, 307 Plaza Drive, Dover, New Hampshire (Strafford County)
  593 Hanover Terrace Healthcare, 53 Lyme Road, Hanover, New Hampshire (Hanover County)
  560 Franklin Woods Health Care Center, 2770 Clime Road, Columbus, Ohio (Franklin County)
  572       Winchester Place Nursing and Rehabilitation Center, 36 Lehman Drive,
            Canal

_______________________
/3/ This document is titled "Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of December 12, 2001, by Ventas Finance I, LLC, as Trustor, to First American Title Insurance Company, as Trustee, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Beneficiary."

FACILITY
  NO.       FACILITY NAME AND ADDRESS
------      ------------------------------------------------------------

            Winchester, Ohio (Franklin County)
  635 Coshocton Health and Rehabilitation Center, 100 South Whitewoman Street, Coshocton, Ohio (Coshocton County)
  775 Sheridan Medical Complex, 8400 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
  776 Woodstock Health and Rehabilitation Center, 3415 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
  482 Wind River Healthcare and Rehabilitation Center, 1002 Forest Drive, Riverton, Wyoming (Fremont County)
  483 Sage View Care Center, 1325 Sage Street, Rock Springs, Wyoming (Sweetwater County)

         In addition to the agreement filed as Exhibit 4.2.11 to this filing, Ventas Finance I, LLC has executed and delivered a Subordination, Non-Disturbance and Attornment Agreement, dated as of December 12, 2001, by and among Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc., as Tenant, Ventas Finance I, LLC, as Landlord, and Merrill Lynch Mortgage Lending, Inc., as Lender, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the respective agreements filed as Exhibit 4.2.11 to this filing, except for immaterial differences relating to recording, mortgage and other similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items and relating to site or state-specific legal requirements, remedies and other matters.

FACILITY
  NO.          FACILITY NAME AND ADDRESS
--------       -----------------------------------------------------------------

  150 Nob Hill Healthcare Center, 1359 Pine Street, San Francisco, California (San Francisco County)
  167 Canyonwood Nursing & Rehabilitation Center, 2120 Benton Drive, Redding, California (Shasta County)
  335 Lawton Healthcare Center, 1575 - 7/th/ Avenue, San Francisco, California (San Francisco County)
  660 Savannah Specialty Care Center, 11800 Abercorn Street, Savannah, Georgia (Chatham County)
  221 Lewiston Rehabilitation and Care Center, 3315 8/th/ Street, Lewiston, Idaho (Nez Perce County)
  112 Royal Oaks Healthcare and Rehabilitation Center, 350 Maple Avenue, Terre Haute, Indiana (Vigo County)
  113 Southwood Health and Rehabilitation Center, 2222 Margaret Avenue, Terre Haute, Indiana (Vigo County)
  286 Columbia Healthcare Facility, 621 West Columbia Street, Evansville, Indiana (Vanderburgh County)
  406          Muncie Health Care and Rehabilitation, 4301 North Walnut
               Street, Muncie, Indiana (Delaware County)
  280          Winchester Centre for Health/Rehabilitation, 200 Glenway
               Road, Winchester, Kentucky (Clark County)
  501          Blue Hills Alzheimer's Care Center, 1044 Park Street,
               Stoughton, Massachusetts (Norfolk County)
  528          Westridge Healthcare Center, 121 Northboro Road,
               Marlborough, Massachusetts (Middlesex County)
  529 Bolton Manor Nursing Home, 400 Bolton Street, Marlborough, Massachusetts (Middlesex County)
  537          Quincy Rehabilitation and Nursing Center, 11 McGrath
               Highway, Quincy, Massachusetts (Norfolk County)
  573 Eagle Pond Rehabilitation and Living Center, One Love Lane, South Dennis, Massachusetts (Barnstable County)

 FACILITY
   NO.      FACILITY NAME AND ADDRESS
 --------   ------------------------------------------------------------

   581 Blueberry Hill Healthcare, 75 Brimbal Avenue, Beverly, Massachusetts (Essex County)
   588 Walden Rehabilitation and Nursing Center, 785 Main Street, Concord, Massachusetts (Middlesex County)
   591 Dover Rehabilitation and Living Center, 307 Plaza Drive, Dover, New Hampshire (Strafford County)
   593 Hanover Terrace Healthcare, 53 Lyme Road, Hanover, New Hampshire (Hanover County)
   137 Sunnybrook Healthcare and Rehabilitation Specialists, 25 Sunnybrook Road, Raleigh, North Carolina (Wake County)
   138 Blue Ridge Rehabilitation and Healthcare Center, 91 Victoria Road, Asheville, North Carolina (Buncombe County)
   188 Cypress Pointe Rehabilitation and Healthcare Center, 2006 South 16/th/ Street, Wilmington, North Carolina (New Hanover County)
   190 Winston-Salem Rehabilitation and Healthcare Center 1900 West First Street, Winston-Salem, North Carolina (Forsyth County)
   704 Guardian Care of Roanoke Rapids, 305 Fourteenth Street, Roanoke Rapids, North Carolina (Halifax County)
   707 Rehabilitation and Nursing Center of Monroe, 1212 Sunset Drive, Monroe, North Carolina (Union County)
   724 Rehabilitation and Health Center of Gastonia, 416 North Highland Street, Gastonia, North Carolina (Gaston County)
   560 Franklin Woods Health Care Center, 2770 Clime Road, Columbus, Ohio (Franklin County)
   572 Winchester Place Nursing and Rehabilitation Center, 36 Lehman Drive, Canal Winchester, Ohio (Franklin County)
   635 Coshocton Health and Rehabilitation Center, 100 South Whitewoman Street, Coshocton, Ohio (Coshocton County)
   884 Masters Health Care Center, 278 Dry Valley Road, Algood, Tennessee (Putnam County)
   247 St. George Care and Rehabilitation Center, 1032 East 100/th/ South Street, St. George, Utah (Washington County)
   655 Federal Heights Rehabilitation and Nursing Center, 41 South Ninth East, Salt Lake City, Utah (Salt Lake County)
   825 Nansemond Pointe Rehabilitation and Healthcare Center, 200 Constance Road, Suffolk, Virginia (City of Suffolk, Virginia)
   829 River Pointe Rehabilitation and Healthcare Center, 4142 Bonney Road, Virginia Beach, Virginia (City of Virginia Beach, Virginia)
   165 Rainier Vista Care Center, 920 12/th/ Avenue, S.E., Puyallup, Washington (Pierce County)
   180 Vancouver Healthcare Center, 400 East 33/rd/ Street, Vancouver, Washington (Clark County)

     FACILITY
       NO.          FACILITY NAME AND ADDRESS
     --------       ------------------------------------------------------------

       775 Sheridan Medical Complex, 8400 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
       776 Woodstock Health and Rehabilitation Center, 3415 Sheridan Road, Kenosha, Wisconsin (Kenosha County)
       482 Wind River Healthcare and Rehabilitation Center, 1002 Forest Drive, Riverton, Wyoming (Fremont County)
       483 Sage View Care Center, 1325 Sage Street, Rock Springs, Wyoming (Sweetwater County)